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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 1, 2003, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2003-AR2)


                       AMERIQUEST MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                   333-103335              33-0885129
           --------                   ----------              ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                92868
------------------                                                -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On May 14, 2003, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-AR2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M- 1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $999,998,766.19 as of May 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated May 12, 2003, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates were sold by the Depositor to Banc of America Securities LLC (the "Representative"), pursuant to an Underwriting Agreement, dated May 12, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                          INITIAL                                                    INITIAL
                        CERTIFICATE            PASS-                               CERTIFICATE            PASS-
                         PRINCIPAL            THROUGH                               PRINCIPAL            THROUGH
      CLASS              BALANCE(1)             RATE              CLASS             BALANCE(1)             RATE
      -----              ----------             ----              -----             ----------             ----
A-1...............      $348,141,000        Variable(2)     M-1..............      $55,000,000         Variable(2)
A-2...............      $100,317,000        Variable(2)     M-2..............      $47,500,000         Variable(2)
A-3...............      $  8,709,000        Variable(2)     M-3..............      $27,500,000         Variable(2)
A-4...............      $387,833,000        Variable(2)     M-4..............      $12,500,000         Variable(2)


______________________
(1)  Approximate.
(2) The pass-through rate on each class of offered certificates is generally based on one-month LIBOR plus an applicable margin and is subject to increase and a rate cap, as described in the Prospectus Supplement.

The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 12, 2003 (the "Prospectus Supplement"), and the Prospectus, dated May 7, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7          Financial Statements and Exhibits
                ---------------------------------

                (a) Not applicable

                (b) Not applicable

                (c) Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of May 1, 2003,
                                            by and among Ameriquest Mortgage Securities Inc. as
                                            Depositor, Ameriquest Mortgage Company as Master
                                            Servicer and Deutsche Bank National Trust Company as
                                            Trustee relating to the Series 2003-AR2 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 14, 2003


                                                     AMERIQUEST MORTGAGE
                                                     SECURITIES INC.


                                                     By: /s/ John P. Grazer
                                                         ------------------
                                                     Name:   John P. Grazer
                                                     Title:  CFO

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of May 1,                            7
                       2003, by and among Ameriquest Mortgage Securities
                       Inc. as Depositor, Ameriquest Mortgage Company as
                       Master Servicer and Deutsche Bank National Trust
                       Company as Trustee relating to the Series 2003-AR2
                       Certificates.

                                   Exhibit 4.1